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                                                                   EXHIBIT 10.22


                             CERTIFICATE OF MERGER
                                       OF
                         AMERICAN GAMING NETWORK, L.P.
                                      INTO
                        AMERICAN GAMING NETWORK, L.L.C.


       American Gaming Network, L.L.C., a limited liability company organized under the Delaware Limited Liability Company Act (the "Act"), for the purpose of merger with other entities pursuant to Section 18-209 of the Act, hereby certifies that:

       1. The name and jurisdiction of formation or organization of each of the domestic limited liability companies or other business entities that are constituent entities are:

         Name                                               Jurisdiction
         ----                                               ------------
         American Gaming Network, L.P.                      New York

         American Gaming Network, L.L.C.                    Delaware

       2. An agreement of merger has been approved and executed by each domestic limited liability company or other business entity which is a constituent entity.

       3. The name of the surviving domestic limited liability company is American Gaming Network, L.L.C.

       4. The agreement of merger is on file at the following place of business of the surviving domestic limited liability:

                            American Gaming Network, L.L.C.
                            7535 South Lewis, Suite 302
                            Tulsa, Oklahoma
                            Attn: Gordon Graves or Larry Montgomery




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       5.     A copy of the agreement of merger will be furnished by American
Gaming Network, L.L.C. on request and without cost, to any member of any domestic limited liability company or any person holding an interest in another business entity which is a constituent entity.

       IN WITNESS WHEREOF, this Certificate of Merger has been duly executed as of the ____ day of July, 1996, and is being filed in accordance with Section 18-209 of the Act by an authorized person of the surviving domestic limited liability company.


                                      American Gaming Network, L.L.C.


                                       By:
                                          --------------------------------------
                                                             , Authorized Person





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